FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 1997


                        NATIONAL ADVERTISING GROUP. INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    FLORDA                          0-19505                 65-0274107
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    (State or other                 (Commission             (IRS Employer
    jurisdiction of Inc.)           File Number)            Identification No.)




                                 P.O. Box 490914
                             Key Biscayne, FL 33149


                                 (305) 373-3322


             601 BRICKELL KEY DRIVE. SUITE 804. MIAMI, FLORIDA 33131
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ITEM 4.    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

           On February 14, 1997, Angel E. Lana, CPA, was replaced as principal accountant to audit the financial statements of the Registrant.

           The Registrant has retained Dohan and Company, Certified Public Accountants, C.P.A. on February 18, 1997, to act as principal accountants to audit financial statements for the Registrant.

           (i)    The former accountant was replaced on February 14, 1997.

           (ii) Said principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion nor was the same qualified or modified as to uncertainty audit scope, or accounting principles

           (iii) The decision to change accountants was recommended and approved by the Board of Directors of the Registrant on February 14, 1997.

           (iv) During the Registrant's two most recent fiscal years and through the day of dismissal on February 14, 1997 , there were no disagreements between Angel E. Lana, CPA, the former accountant and the Registrant on any matter of accounting principals or practices, financial statements disclosures or auditing scope or procedure.

           A new independent accountant has been engaged as the principal accountant to audit the Registrant's financial statements. The newly engaged accountant is the firm of Dohan and Company, C.P.A., P.A. and was retained on February 18, 1997


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                                   SIGNATURES


           Pursuant to the requirements of the duly caused this report to be signed on its authorized. Securities Exchange Act of 1934, the registrant has behalf by the undersigned hereunto duly



                                        NATIONAL ADVERTISING GROUP, INC.




                                        By:  /S/ ANGEL L. LORIE, JR.__
                                            ---------------------------
                                            Angel L. Lorie, Jr.
                                            President

Date:              February 19, 1997


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                                INDEX TO EXHIBIT


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------


99.1           Accountant's Letter